UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒               Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MFS® SERIES TRUST I
MFS® SERIES TRUST II
MFS® SERIES TRUST III
MFS® SERIES TRUST IV
MFS® SERIES TRUST V
MFS® SERIES TRUST VI
MFS® SERIES TRUST VII
MFS® SERIES TRUST VIII
MFS® SERIES TRUST IX
MFS® SERIES TRUST X
MFS® SERIES TRUST XI
MFS® SERIES TRUST XIII
MFS® SERIES TRUST XV
MFS® SERIES TRUST XVI
MFS® SERIES TRUST XVII
MFS® MUNICIPAL SERIES TRUST
MASSACHUSETTS INVESTORS GROWTH STOCK FUND
MASSACHUSETTS INVESTORS TRUST
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

CFS PROXY VOTING CAMPAIGN

OUTBOUND CALL FLOW

Hello, I am trying to reach < SH Full Name >. Am I speaking to them?
If yes, confirm SH identity
Who's Calling? (prior to confirming SH)
My name is < First Name, Last name > and I am calling on a recorded line regarding your investment in < Specific Fund Name >.
< Use Alternate Scripting if appropriate >
Materials were sent to you (via email, if applicable) regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote FOR. Would you like to vote along with the recommendations of the Board?
My name is < First name, Last name > and I'm calling on a recorded line regarding the upcoming shareholder meeting for the <MFS Funds>.
Is < SH Full Name > available?
If yes
If a third party needs more info
We are just following up on some materials that were mailed to them. Is < SH Full Name > available?
If yes / If vote direction is given
If No / SH Declines to Vote
If Households for same SH:
I see you have additional investments with the <MFS Funds>.
Would you like to vote the same way on those investments?
What am I voting on?
< Use Appropriate Rebuttal followed by>
Would you like to vote along with the recommendations of the Board?
Vote direction is given
SH Declines to Vote after rebuttals
If no
Is there a better time to reach them?
CONFIRMATION
Thank you. I am recording a < For / Against / Abstain > vote on your <MFS Funds> investment(s) and will send a printed confirmation <for each> to < Registration Street address >.
For confirmation purposes, may I have your city, state and zip code?
< note: if SH declines, we can accept vote with correct zip or city >
< If appropriate >
We can be reached at < (866) 461-7059 > and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.
Thank you for your time. Have a great < day / evening >.
Thank you for your time and your vote. Have a great < day / evening >.
If yes
If Households for additional SHs:
Thank you. I see that < Other SH Name > also holds this investment. May I speak to them?
If no

CFS PROXY VOTING CAMPAIGN

Alternative Call Flows – Personal Investments

Investment held in a Custodial Account for a minor – Ask for Custodian:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in **< *Specific Fund Name* > that you control as custodian for < *name of minor* >.**

TIP: Often, you will see a broker as cust for an individual investment; however, CUST scripting is appropriate only when the registration has a person as custodian for another person.

CUSTODIAL Abbreviations	
C/F, CUST	Custodian: authorized
RI, RESP PERS	Responsible Individual (Cust): authorized
UGMA	Uniform Gifts to Minors Act
UTMA	Uniform Transfers to Minors Act
COVERDELL ESA	Coverdell Educational Savings Account

Ex:

JOHN Q SMITH CUST
JAMES R SMITH UGMA
123 MAIN ST.

Ex:

JANE BRANDING C/F
ELAINE JOHNSON (MINOR)
123 MAIN ST.

Investment held in a Trust w/ no FBO – Ask for Trustee:

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in **< *Specific Fund Name* > held in the < *1290 Funds* > for which you are listed as Trustee.**

TIP: If there is no trust name (just a Trustee and UA DTD), the trust name is 'the Trust'

TRUST Abbreviations	
TTEE, TR	Trustee (TR is uncommon): authorized
TR, LIVT	Trust, Living Trust
REV, IRREV	Revocable, Irrevocable
UA DTD	Under the Agreement Dated

Ex:

LINDA Q SMITH TTEE
JOHN SMITH REV LIV TR
U/A DTD 7/21/2001
123 MAIN ST.

Authorization Procedures - Personal

3rd Party/ Contact States they Handle Proxy Voting

↓

Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment for *<Fund Name>* **Are you authorized to vote on this investment?**

If Yes: May I have your **name** and **relationship to the shareholder?**
The Board is recommending a vote *FOR*. Would you like to vote along with the board?

Personal investment where SH is incapacitated or deceased OR Business Contact states they do NOT handle voting

↓

Is there another person handling the investments? Are they available?

Clarifying Abstain

IF a shareholder states 'I will abstain' or simply 'I abstain', please ask:
"Just to clarify, are you casting an Abstain vote, or not voting at all?"

Reminder: escalate to (or inform) a support person in the following situations:

- * person asks for supervisor
- * potential complaint
- * sh wants same-day callback
- * incomplete confirmation (C,S,Z)
- * unsure if vote can be recorded
- * agent misvote
- * incomplete authorization procedures
- * complex vote direction
- * sh has difficult questions

Email Remails

IF a shareholder states they want to read about the proposals, offer to review the proposals. If sh still wants to review, ALWAYS offer an email first:
"The fastest and most cost effective way to get those materials to you is via email. Do you have a valid email address?"

CFS PROXY VOTING CAMPAIGN

Alternative Call Flows – Business Investments

Investment held in a Company / Association / Club Name (no contact):

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in ***<Specific Fund Name>* registered to < *Name of Business in ORD* >.** I am trying to reach the person that handles proxy voting.

Ex:

VFW POST 2454
123 MAIN ST.

Ex:

BOB'S BUILDERS CONSTRUCTION
123 MAIN ST.

Investment held in a Company Name / 401k / Pension Plan / Association / Club / ATTN (w/ contact):

My name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in ***<Specific Fund Name>* registered to < *Name of Business in ORD* > < *401 K / Pension Plan* > for which you are listed as < *Trustee / Contact Person* >.**
I am trying to reach the person that handles proxy voting.

Ex:

ADVANCED ORTHODICS PFT SH PLN
ANDREW ADAMS TTEE
123 MAIN ST.

Ex:

S & W DIAMONDS AND GOLD LLC
401K PLAN
ATTN: JANE JONES
123 MAIN ST.

Investment Registration is Not Clearly Business or Personal (e.g. SH name and business name – no other info):

My Name is < *First Name, Last name* > and I am calling on a recorded line regarding the investment in ***<Specific Fund Name>*.** The registration reads < *Review Registration* >, is this something that you hold as a personal investment or something you handle for the business?

Ex:

STAR YOGA
DEBRA ALLEN
123 MAIN ST.

Investment Registration includes C/O (denotes mailing address) – Ask for C/O:

My name is < *First Name, Last name* > and I am calling on a recorded regarding your investment in ***<Specific Fund Name>* registered to < *Name of Business in ORD / SH Full Name* >. Materials were sent to < *C/O Name* > at < *Registration Street Address* >.**
I am trying to reach the person that handles the proxy voting for this investment.

Business Ex:

COLORADO RANCH
C/O CHRISTOPHER WILLIS
123 MAIN ST.

Personal Ex:

ANNE LITTLE
C/O BETTY TEMPLE
123 MAIN ST.

For ALL Business Investments, we must ask:

↓

Materials were sent regarding the upcoming shareholder meeting and at this time we have not received a vote on this investment. **Are you authorized to vote on this investment?**

If Yes: May I have your **name** and **position with the < Company / Club >**?
The Board is recommending a vote *FOR*. Would you like to vote along with the board?

Common Abbreviations for Investment Companies found in Registration	
ATC	Ameriprise
FCC	First Clearing LLC
FMT	First Mortgage Trust
MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Inc. or "Merrill Lynch"
NFS/FMTC	Nat'l Fin. Services/Fidelity Mgmt. Trust Co. or "Fidelity"
NM	Northwest Mutual
WFA	Wells Fargo Advisors
WFBNA	Wells Fargo Bank N.A.

CFS PROXY VOTING CAMPAIGN

INBOUND CALL FLOW

- Thank you for calling, my name is < *first name, last name* >.
- Are you returning a phone call from us?**
  - *If yes,* "May I have your phone number?"
  - *If no,* "May I have your name and your zip code?"

- May I have your name?
- Is the mailing address still < *Registration Street Address* >?
- This is regarding the investment in the <*Specific Fund Name*>. Use alternate scripting here.
- ***Business Records and Third Parties:*** Are you authorized to vote on behalf of < *Business Name/Shareholder Name* >? What is your name and < *position with the company / relationship to the shareholder* >?
- We were trying to contact you because your vote is needed for the upcoming shareholder meeting. The board is recommending a vote in favor. Would you like to vote along with the recommendations of the board?

YES

If HHs for same SH OR Additional records in Search Results for SH: I see you have additional investments with < ***MFS Funds*** >. Would you like to vote the same way on those investments?

I am recording your < > vote on your < *MFS* > investments and will send you a printed confirmation < *for each* > to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

< Note: if the SH declines, we can accept the vote with the correct city or zip>

Call Closing: **Thank you for your time and your vote. Have a good day/evening!**

NO

Use Appropriate Rebuttal

Would you like to vote along with the recommendations of the board? What am I voting on?

Shareholder Agrees to Vote

NO

Thank you for your time. Have a good day/evening!

If Households for additional SHs:

Thank you. I see that < *Other SH Name* > also holds this investment. May I speak to them?

<if the phone is passed to a second holder, move to ***OUTBOUND CALL FLOW***>

REBUTTALS

WILL NOT VOTE I’m not interested. I don’t want to vote. I don’t have enough shares. Why do you keep calling?	HAVEN’T READ Haven’t reviewed the materials. I don’t know what I am voting on. I’d like to read it myself.	SOLD SHARES I sold my shares. I don’t own that anymore. I got out of that investment.
NO PHONE I don’t do this over the phone. I don’t talk about finances on phone. I don’t accept these types of calls.	REMAIL REQUESTS Send it to me again. I didn’t receive it. Send me an email. Send it to me in the mail.	MEETING INFO How many votes do you need? Is there opposition to the proposal/board? How are other shareholders voting?
WHY CALLING Why are you calling? I’ve never received a call like this.	VOTE LATER I’ll take care of this later. I’d prefer to send it in. I’d rather handle this online.	HAS VOTED I already voted. I thought I already took care of this. Don’t you have my vote?
DNC Do not call me anymore. Add me to your DNC list.	NO TIME I don’t have time for this right now. I’m busy.
BROKER HANDLES My broker handles this. My financial advisor handles this. Please contact <name> at <company>, they handle all of this for me.
SPOUSE/FAMILY MEMBER HANDLES My husband handles. My wife handles. My child/parent/other relative handles.

Back to OUTBOUND CF Back to INBOUND CF

SH SAYS ……	KEY WORDS	RESPONSE
Not interested Don’t want to vote Don’t have enough shares Why do you keep calling?	WILL NOT VOTE

Management of your fund believes that your participation in the voting process is critical. They are counting on you to help them complete this important initiative.

Voting now will only take a moment.

Would you like to vote along with the board’s recommendation?

Don’t do this over the phone Don’t talk about finances on phone Don’t accept these types of calls	NO PHONE

I’m just calling to register your vote for the upcoming shareholder meeting, and you will not need to provide any confidential financial information.

Would you like to vote along with the board’s recommendation?

Why are you calling? Never received a call like this	WHY CALLING

<Family Fund Name> asked us to contact you to register your vote for the shareholder meeting because they believe that your participation in the voting process is critical.

They are counting on you to help them complete this important initiative. Voting now will only take a moment.

Would you like to vote along with the board’s recommendation?

Do not call Add to the DNC list	DNC

I can certainly add you to our internal Do Not Call list, however, I want to let you know that this call is regarding your current <Family Fund Name> investment and we are calling to quickly register your vote.

Would you like to vote along with the board’s recommendation?

Return to list

Back to OUTBOUND CF Back to INBOUND CF

SH SAYS ……	KEY WORDS	RESPONSE
Haven’t reviewed the materials	HAVEN’T READ

< If 2 props or less > You are just being asked to < READ PROPOSAL/S AND ASK FOR VOTE >.

< If more than 2 props > I would be happy to quickly review the proposals with you and answer any questions you have.

Didn’t receive materials Remail Request	REMAIL REQUESTS

Agent Note:

Confirm street address to make sure you have right person – do NOT provide C/S/Z.

If the person does not recognize the address- it is a wrong number.

1.    If E-delivery: You were sent an email during the week of < mail date >. It may be in a spam folder.

a.    Then, if 2 props or less: You are just being asked to < READ PROPOSAL/S AND ASK FOR VOTE >.

b.    If more than 2 props: I would be happy to quickly review the proposals with you and answer any questions you have.

2.    If Mail: Materials were sent to <street address only> during the week of <mail date>.

a.    If 2 props or less - You are just being asked to < READ PROPOSAL/S AND ASK FOR VOTE >.

b.    If more than 2 props - I would be happy to quickly review the proposals with you and answer any questions you have.

3.   If sh insists on a remail of the material -

a.    Check briefly for website – if there is a link: The proxy materials are available online and I can give you that website <provide website>.

b.    If no link OR if the sh wants it sent: I can email you the materials, which is the fastest and most cost-effective method of delivery. May I have the best email address for you?

c.    If sh refuses email and asks for materials to be sent: I will forward your request for a hard copy of materials.

Return to list

Back to OUTBOUND CF Back to INBOUND CF

SH SAYS ……	KEY WORDS	RESPONSE
Will vote later Will vote via mail, online, etc.	VOTE LATER	As long as I have you on the phone, I can record your vote and that way you will receive a printed confirmation. Would you like to vote along with the board’s recommendation?
Don’t have time	NO TIME	Your vote is very important and voting now will only take a moment. Would you like to vote along with the board’s recommendation?
Broker handles	BROKER

I understand, however proxy voting is generally handled directly by the < person who/entity that > owns the investment so, as long as I have you on the phone, I can record your vote.

Would you like to vote along with the board’s recommendation?

Spouse handles	SPOUSE OR FAMILY MEMBER HANDLES

This will only take a moment; may I speak with them please?  NOTE: If you speak to spouse/family member, make sure you say that you are on a recorded line, get name and authorization.

< If unavailable > Your vote is very important to the fund, and

< If 2 props or less > you are just being asked to < READ PROPOSAL/S AND ASK FOR VOTE >.

< If more than 2 props > I would be happy to review the proposals with you and answer any questions you have.

Return to list

Back to OUTBOUND CF Back to INBOUND CF

SH SAYS ……	KEY WORDS	RESPONSE
Sold shares No longer own shares	SOLD SHARES	I understand. However, you were a shareholder as of the record date and therefore you are the only person who can vote those shares. Would you like to help the <Family Fund Name> meet the vote requirement by participating today and voting along with the board’s recommendation?
How many votes are still needed Opposition	MEETING INFO

Unfortunately, I don’t have that specific information. I do know that your vote is important and that’s why <Family Fund Name> asked us to call you.

Would you like to vote along with the board’s recommendation?

Already voted	HAS VOTED

IF NO Investments are voted:

Thank you for voting. Our records indicate that your vote has not yet been updated in our system. I can record your vote now and send you a printed confirmation that your vote has been recorded.

How would you like me to record your vote?

SOME BUT NOT ALL investments are voted:

-  Ask for the vote on the investments that are NOT voted using the call flow.

-  Disposition the investments that are not voted as is appropriate to the call.

-  Do NOT disposition the investments that are already voted.

IF ALL Investments are voted:

-     Thank you for your vote.

Disposition all as HAS.

Return to list